SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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                          MAY 21, 1996 (MAY 21, 1996)
               (Date of Report (date of earliest event reported)

                                HFS Incorporated
             (Exact name of Registrant as specified in its charter)

           Delaware                      1-11402                22-3059335
(State or other jurisdiction      (Commission File No.)     (I.R.S. Employer
of incorporation or organization                         Identification Number)

      339 Jefferson Road                                           07054
     Parsippany, New Jersey                                       (Zip Code)
(Address of principal executive)

                                 (201) 428-9700
              (Registrant's telephone number, including area code)

                                      None
      (Former name, former address and former fiscal year, if applicable)






Item 5. Other Events

This Current Report on Form 8-K is being filed by HFS Incorporated (the "Registrant") for purposes of incorporating by reference the exhibits listed in
Item 7 hereof in the Registrant's effective Registration Statements currently on file with the Commission.

Item 7. Exhibits

Exhibit
  No.       Description
- -------     -----------
 99.1       The unaudited consolidated financial statements of Coldwell Banker
            Corporation and subsidiaries as of March 31, 1996 and for the three months ended March 31, 1996 and 1995.

                                       1







                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HFS INCORPORATED


                                      By: /s/ Stephen P. Holmes
                                          -----------------------
                                          Stephen Holmes
                                          Executive Vice President
                                          And Chief Financial Officer
                                          (Principal Financial Officer
                                          And Principal Accounting Officer)

Date: May 20, 1996


                                       2






                                HFS INCORPORATED
                           CURRENT REPORT ON FORM 8-K
                    Report Dated May 21, 1996 (May 21, 1996)

                                 EXHIBIT INDEX


Exhibit
  No.       Description                                                Page No.
- -------     -----------                                                --------
 99.1       The unaudited consolidated financial statements of Coldwell
            Banker Corporation and subsidiaries as of March 31, 1996 and for the three months ended March 31, 1996 and 1995.